UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 8, 2019

VOXX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number)

13-1964841

(I.R.S. Employer Identification No.)

2351 J Lawson Boulevard	11788
(Address of principal executive offices)	(Zip Code)

(800) 645-7750

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class:	Trading Symbol:	Name of Each Exchange on which Registered
Class A Common Stock $.01 par value	VOXX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On July 10, 2019, VOXX International Corporation (the “Company”) issued a press release announcing its earnings for the three months ended May 31, 2019. A copy of the release is furnished herewith as Exhibit 99.1.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On July 8, 2019, VOXX International Corporation (“the Company”) entered into a new employment agreement with each of Mr. Patrick M. Lavelle, President and CEO, Mr. Charles M. Stoehr, Senior V.P. and CFO, and Ms. Loriann Shelton, Senior V.P. and COO, and amended its employment agreement with Mr. Thomas Malone, Senior V.P. and President of VOXX Advanced Solutions LLC.  The following description of the employment agreements and amendment does not purport to be a complete statement of the parties’ rights and obligations under their respective  employment agreements or amendment and is qualified in its entirety by reference to the employment agreements and amendment which are being filed as exhibits herewith.

(i)    Mr. Lavelle has entered into a five (5) year Employment Agreement with an annual base salary of $1.0 million. His annual cash bonus shall be calculated and paid at 1.0% of the Company’s Adjusted EBITDA up to and including $10.0 million and 2.0% of the Company’s Adjusted EBITDA in excess of $10.0 million, with such $10.0 million threshold subject to adjustment for an acquisition, divestiture, or investment by the Company in excess of $5.0 million. Mr. Lavelle’s annual bonus has been changed to a combination of cash and stock to further align his interests with shareholders. As such, and in lieu of the former annual incentive bonus of $250,000 for each $5 million of pre-tax profit earned by the Company and a discretionary bonus, Mr. Lavelle shall immediately receive a stock grant (in lieu of further participating in any of the Company’s stock incentive plans) of 200,000 shares of the Company’s Class A common stock and on each of March 1, 2020, 2021 and 2022, Mr. Lavelle shall be granted an additional 100,000 shares of the Company’s Class A common stock with a hold requirement equal to one year’s base salary of $1.0 million subject to the terms of the Employment Agreement.

        Mr. Lavelle shall also receive from the Company a grant of the Company’s Class A common stock, or the equivalence in cash, up to a maximum value of $5.0 million based on the closing NASDAQ price exceeding $5.00/share (“Market Stock Units or MSUs”) during the five year term of the Employment Agreement in accordance with a calculation set forth in a schedule to the Employment Agreement. As noted in Schedule A, “Market Stock Units Calculation,” to Mr. Lavelle’s Employment Agreement, Mr. Lavelle’s MSU’s will be calculated based on the price of the Company’s Class A Common Stock at various levels between $5.50/share and $15.00/share, with the number of shares received weighted more heavily towards achieving the higher stock price.

(ii)    Mr. Stoehr has entered into a five (5) year Employment Agreement with an annual base salary of $400,000. His annual cash bonus shall be calculated and paid at .375% of the

Company’s Adjusted EBITDA up to and including $10.0 million and .75% of the Company’s Adjusted EBITDA in excess of $10.0 million, with such $10.0 million threshold subject to adjustment for an acquisition, divestiture, or investment by the Company in excess of $5.0 million.

(iii)    Ms. Shelton has entered into a five (5) year Employment Agreement with an annual base salary of $450,000.  Her annual cash bonus shall be calculated and paid at (a) .375% of the Company’s Adjusted EBITDA up to [the Threshold (initially $10.0 million) minus $10.0 million] (but never less than Zero); plus (b) .75% of the Company’s Adjusted EBITDA in excess of [the Threshold, as adjusted by the Board of Directors for acquisitions, divestitures and investments by the Company in excess of $5.0 million, minus $10.0 million]; with no minimum Adjusted EBITDA required for the annual bonus to accrue and become payable and with no maximum cap on the annual bonus payable based upon the Company’s Adjusted EBITDA.

(iv)    Mr. Malone’s Employment Agreement was amended to restructure his bonus arrangement.  His new bonus criteria  consists of (a) a guaranteed bonus of $125,000 annually; (b) an additional bonus of $100,000 annually provided that Mr. Malone achieves at least 100% of the net income budgeted for the applicable fiscal year in the original budget for VOXX Advanced Solutions LLC, as approved by the Company’s Board of Directors. Such $100,000 bonus shall be proportionately reduced by the ratio of net income achieved versus net income budgeted for a fiscal year; and (c) a payment of 1.0% of the Company’s net gain from the sale, less accumulated losses, of the Company’s ownership interest in EyeLock LLC, should a transaction materialize.

Item 8.01    Other Events.

On July 11, 2019, the Company held a conference call to discuss its financial results for the three months ended May 31, 2019. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02, 5.02, and 8.01, including Exhibits 10.1, 10.2, 10.3, 10.4, 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Employee Agreement dated July 8, 2019 between the Company and Patrick M. Lavelle (filed herewith)
10.2	Employee Agreement dated July 8, 2019 between the Company and Charles M. Stoehr (filed herewith)
10.3	Employee Agreement dated July 8, 2019 between the Company and Loriann Shelton (filed herewith)
10.4	First Amendment to Employment Agreement dated July 8, 2019 between the Company and Thomas C. Malone (filed herewith)
99.1	Press Release, dated July 10, 2019, relating to VOXX International Corporation's earnings release for the three months ended May 31, 2019 (filed herewith)
99.2	Transcript of conference call held on July 11, 2019 at 10:00 am (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date: July 12, 2019	BY:	/s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer